EXHIBIT 10.99

Confidential Treatment

Requested Pursuant to Rule 24b-2

[*] AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

AIR LEASE CORPORATION

[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ALC–[*] Agreement	Private & Confidential
Ref. CLC-CT 15039323	Page 1 of 8

This [*] agreement (this “Agreement”) is made on the 31st day of December 2018

BETWEEN:

AIRBUS S.A.S. a société par actions simplifiée, created and existing under French law having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”);

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the (“Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as “Party”.

WHEREAS:

A.          [*]

B.          [*]

C.          [*]

D.          [*]

NOW IT IS HEREBY AGREED AS FOLLOWS:

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ALC–[*] Agreement	Private & Confidential
Ref. CLC-CT 15039323	Page 2 of 8

1.          DEFINITIONS AND INTERPRETATION [*]

1.1.       Definitions

1.1.1.     Any and all initially capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned thereto [*].

1.1.2.     In this Agreement the following terms shall have the following meanings:

[*]

“Related Parties” means any shareholders, parents, subsidiaries, affiliates, assigns, transferees, representatives, principals, agents, officers, directors and employees.

1.2.        Interpretation

1.2.1.     Where the context so admits, words importing the singular number shall include the plural and vice versa.

1.2.2.     References in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

1.2.3.     References in this Agreement to a document or an agreement is a reference to that document or agreement as amended, supplemented, modified or varied (in each case with the consent of any Party, if that consent is required).

1.2.4.     References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.

1.2.5.     The term "including" when used in this Agreement means "including without limitation" except when used in the computation of time periods.

1.2.6.     Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

2.            [*]

3.            [*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ALC–[*] Agreement	Private & Confidential
Ref. CLC-CT 15039323	Page 3 of 8

4.            [*]

5.            GENERAL

5.3.         Entire agreement

This Agreement reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

5.4.         Assignment

Notwithstanding any other provision of this Agreement, this Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.5.         Confidentiality

This Agreement (and its existence) shall be treated by both Parties as confidential and shall not be released (or revealed) in whole or in part by either Party to any third party without the prior consent of the other Party [*].

5.6.         [*]

5.7.         This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6.            LAW AND JURISDICTION

6.3.         THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

6.4.         [*]

6.5.         [*]

6.6.         [*]

6.7.         [*]

6.8.         [*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ALC–[*] Agreement	Private & Confidential
Ref. CLC-CT 15039323	Page 4 of 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of
AIR LEASE CORPORATION		AIRBUS S.A.S.

/s/ Steven F. Udvar-Hazy		/s/ Benoît de Saint-Exupéry

By:	Steven F. Udvar-Hazy	By:	Benoît de Saint-Exupéry

Its:	Executive Chairman	Its:	Senior Vice President, Contracts

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ALC–[*] Agreement	Private & Confidential
Ref. CLC-CT 15039323	Page 5 of 8

Schedule 1 to [*] Agreement [*]

[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ALC–[*] Agreement	Private & Confidential
Ref. CLC-CT 15039323	Page 6 of 8

Schedule 2 to [*] Agreement [*]

[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ALC–[*] Agreement	Private & Confidential
Ref. CLC-CT 15039323	Page 7 of 8

Schedule 3 to [*] Agreement [*]

[*]

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ALC–[*] Agreement	Private & Confidential
Ref. CLC-CT 15039323	Page 8 of 8